497(e)
                                                                      333-104162
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AXA Equitable Life Insurance Company
MONY Life Insurance Company
MONY Life Insurance Company of America

SUPPLEMENT DATED DECEMBER 2, 2005 TO THE CURRENT VARIABLE LIFE AND VARIABLE
ANNUITY PROSPECTUSES AND SUPPLEMENTS TO PROSPECTUSES
--------------------------------------------------------------------------------

This Supplement updates the current Prospectuses and Statements of Additional
Information ("SAIs") as previously supplemented (together, the "Prospectuses") for certain variable annuity and life insurance products issued by AXA
Equitable Life Insurance Company ("AXA Equitable"), MONY Life Insurance Company
("MONY"), and/or MONY Life Insurance Company of America ("MONY America"). You should read this Supplement in conjunction with the Prospectuses and retain it for future reference. You may obtain a copy of the Prospectuses issued by AXA
Equitable, free of charge, by writing to AXA Equitable, at 1290 Avenue of the Americas, New York, New York 10104. You may obtain a copy of the Prospectuses issued by MONY and MONY America, free of charge, by writing to MONY at One MONY
Plaza, P.O. Box 4720, Syracuse, New York 13221.

The portfolios discussed below are not available in all contracts or policies.
As applicable to your contract or policy, please note the following changes:


A. ADVISER CHANGE

Effective December 2, 2005, the investment manager for the EQ/Intermediate Term
Bond Portfolio, EQ/Long Term Bond Portfolio, EQ/Short Duration Bond Portfolio and EQ/Government Securities Portfolio (each a "Portfolio" and collectively, the "Portfolios") is changed from Boston Advisors, Inc. to Mercury Advisors.


B. DISTRIBUTION OF THE CONTRACTS/POLICIES

In September 2005, AXA Financial, Inc. ("AXA Financial") entered into a definitive agreement to sell The Advest Group, Inc. ("Advest"), a subsidiary of AXA Financial, to Merrill Lynch Pierce Fenner & Smith. This transaction was effected on December 2, 2005. Accordingly, all references to Advest as an affiliated broker-dealer in the "Distribution of the contracts" or "Distribution of the policies" (as applicable) sections of the Prospectuses are deleted in their entirety.











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
       AXA Equitable Life Insurance Company                     MONY Life Insurance Company
1290 Avenue of the Americas, New York, NY 10104            MONY Life Insurance Company of America
                212-554-1234                      One MONY Plaza, P.O. Box 4720, Syracuse, New York 13221
                                                                       1-800-487-6669


MNYMLAsupp(12/05)
202334                                                   Cat. No. 135888 (12/05)
Mail                                                                      x01201